ACCUMULATED OTHER COMPREHENSIVE LOSS	12 Months Ended
Dec. 31, 2017
ACCUMULATED OTHER COMPREHENSIVE LOSS
ACCUMULATED OTHER COMPREHENSIVE LOSS

24.    ACCUMULATED OTHER COMPREHENSIVE LOSS

	Cash flow hedges	Defined benefit plans	Total

Balance as of December 31, 2014	$(17,605)	$(29,384)	$(46,989)
Other comprehensive loss	(22,831)	(7,024)	(29,855)

Balance as of December 31, 2015	(40,436)	(36,408)	(76,844)
Other comprehensive (loss) income	(10,756)	3,693	(7,063)

Balance as of December 31, 2016	(51,192)	(32,715)	(83,907)
Other comprehensive income (loss)	47,212	(5,133)	42,079

Balance as of December 31, 2017	$(3,980)	$(37,848)	$(41,828)

No significant amount is expected to be reclassified in income over the next 12 months in connection with derivatives designated as cash flow hedges. The balance is expected to reverse over a 9¼ year period.